UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2007

___________________________________________________________

QMED, INC.

(Exact Name of Registrant as Specified in Charter)

___________________________________________________________

Delaware	0-11411	22-2468665
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)	Identification Number)

25 Christopher Way

Eatontown, New Jersey 07724

(Address of Principal Executive Offices) (Zip Code)

(732) 544-5544

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On March 15, 2007, QMed, Inc. will present a slide presentation at a Cowen & Company 27th Annual Health Care Conference. This slide presentation is attached as Exhibit 99.1, is furnished and not filed pursuant to instruction B.2 of Form 8-K, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits
99.1

Slide presentation to be presented at a Cowen & Company 27th Annual Health Care Conference on March 15, 2007. This slide presentation is furnished and not filed pursuant to instruction B.2 of Form 8-K and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QMED, INC.

By: /s/ William T. Schmitt, Jr.

William T. Schmitt, Jr.

Senior Vice President, Treasurer

& Chief Financial Officer

Date:	March 14, 2007

EXHIBIT INDEX

Exhibit

Number	Description
99.1

Slide presentation to be presented at a Cowen & Company 27th Annual Health Care Conference on March 14, 2007. This slide presentation is furnished and not filed pursuant to instruction B.2 of Form 8-K and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933.